Exhibit 99

Culp Board Names Robert G. Culp, IV as Chief Executive Officer

Franklin N. Saxon to Become Executive Chairman

HIGH POINT, N.C.--(BUSINESS WIRE)--September 26, 2019--Culp, Inc. (NYSE: CULP) today announced that its board of directors has elected Robert G. (Iv) Culp, IV, currently the company’s president, chief operating officer and president of Culp Home Fashions, to become chief executive officer, effective January 1, 2020. At that time, Franklin N. Saxon, Culp’s current chairman and chief executive officer, will assume the new role of executive chairman. These changes reflect the continuation of the board’s long-standing succession planning process designed to provide continuity and a natural leadership evolution as the company continues to execute its growth strategy.

Iv Culp has been employed by the company since 1998 and has served in various capacities during his tenure, including as president of Culp Home Fashions, the company’s mattress fabrics division, since 2004. He became the company’s chief operating officer in 2018 and president in 2019. As a member of the company’s senior leadership team for over fifteen years, he has played an integral role in the company’s business and strategic planning.

Saxon joined the company in 1983 and has been a member of the board of directors since 1987. He has served in various capacities, including chief financial officer from 1985 to 1998 and president of Culp Velvets/Prints division from 1998 to 2004. Saxon was named president and chief operating officer of the company in 2004, and he became president and chief executive officer in 2007. He was elected chairman of the board in 2019.

Iv Culp will assume Saxon’s responsibilities for operations of all the company’s divisions. Sandy Brown and Boyd Chumbley, long-tenured leaders in the Culp Home Fashions and Culp Upholstery Fabrics divisions, respectively, and Paul Saunders, chief executive officer of eLuxury, which operates under the Culp Home Accessories division, will report to Culp in his new role.

Saxon will remain actively involved in the day-to-day operations of the company with specific responsibility for all corporate shared services, including finance, human resources, and information technology.

“We are very pleased to announce this planned transition for the executive leadership of Culp, which is consistent with our corporate strategic plan” said Saxon. “Iv Culp is a proven leader and brings the right complement of operational experience and strategic insight to this position. Having worked with him for over 20 years, I am confident he is well prepared and has the vision, skills, experience, and leadership capabilities necessary to be our chief executive officer. Iv is well respected throughout our company and our industry, and he has earned the trust of our valued customers. I look forward to our continued working relationship as we transition to our new leadership positions. Together, we will work to enhance Culp’s strong competitive position as a leading provider of fabrics and products for the home furnishings industry.”

On behalf of the board of directors, Ken McAllister, lead director, added, “We are delighted that Iv will be Culp’s next chief executive officer. As part of the board’s ongoing focus on executive succession planning, Frank and, prior to his death, Rob Culp, the company’s co-founder and former chairman, worked closely with the board over a period of years to plan this transition. We are highly confident Iv is the right leader to build on Culp’s proud history, and we look forward to working with him as chief executive officer. At the same time, we thank and recognize Frank for his incredible leadership and stewardship as chief executive officer and are excited that we will continue to benefit from his experience in his active role as executive chairman.”

“It is an honor to assume this new leadership role with Culp,” said Iv Culp. “I am especially proud to carry on the legacy of my father and grandfather, who founded and built a company known for innovation and an unwavering commitment to both our customers and shareholders. Going forward, we will continue to pursue a strategy that reflects these same important values. Frank Saxon has played a pivotal role in the growth and success of Culp, and he will continue to serve as an important mentor and leader. I am fortunate to have the support of tremendously strong and experienced divisional leaders in Sandy Brown and Boyd Chumbley, together with Paul Saunders at eLuxury. I am also thankful for the support of our experienced and energetic board of directors, as well as our talented, deep, and dedicated management team, both at the executive level and throughout each operating segment. We are confident we have the right people in place to pursue our growth strategy and create additional long-term value for our shareholders, employees, and customers.”

About the Company

Culp, Inc. is one of the world's largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has operations located in the United States, Canada, China and Haiti.

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, or future developments. There can be no assurance that the company will realize these expectations, meet its guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic and political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results. Finally, increases in market prices for petrochemical products can significantly affect the prices we pay for raw materials, and in turn, increase our operating costs and decrease our profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on July 12, 2019 for the fiscal year ended April 28, 2019, and our subsequent periodic reports filed with the Securities and Exchange Commission.

Contacts

Investor Contact: Kenneth R. Bowling
Chief Financial Officer
336-881-5630

Media Contact: Teresa A. Huffman
Vice President, Human Resources
336-889-5161